SUPPLEMENT DATED FEBRUARY 27, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

INTERNATIONAL SMALL-CAP PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the International Small-Cap Portfolio Class I and P Shares summary prospectus dated May 1, 2013, (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

The Annual Fund Operating Expenses table and Examples table in the Fees and Expenses of the Fund subsection is replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.84%	0.84%
Service Fee	0.20%	0.00%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses[2]	0.04%	0.04%
Total Annual Fund Operating Expenses	1.13%	0.93%
Less Fee Waiver[3]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver	1.11%	0.91%

[1]	The expense information has been restated to reflect current fees.
[2]	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. These fees and expenses are not directly paid by Fund shareholders and have no impact on the fees and expenses associated with Fund operations. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements. For the period ending 9/30/2013, the Acquired Fund Fees and Expenses was 0.05%.
[3]	PLFA has contractually agreed to waive 0.02% of its management fee through April 30, 2014. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Fund, or (iii) if the sub-advisory agreement with Batterymarch Financial Management, Inc. is terminated.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	Class I	Class P
1 year	$113	$93
3 years	$357	$294
5 years	$620	$513
10 years	$1,373	$1,141